OLD WESTBURY
  FUNDS, INC.

  Annual Report
  October 31, 1999

  Bessemer Trust

------------------
Investment Advisor

                                                OLD WESTBURY CORE EQUITIES FUND
                                                    INVESTMENT ADVISOR'S REPORT

-------------------------------------------------------------------------------
  On a total return basis, the Old Westbury Core Equities Fund (the "Fund") was up 0.23%* for the six months ended October 31, 1999, compared to a 2.8% increase in the Standard & Poor's (S&P) 500 Index.** For the fiscal year ended October 31, 1999, the Core Equities Fund total return was 29.89%* compared to a 25.66% return for the S&P 500 Index.**

  While in aggregate, the stock market showed little change for the April-October period, there was a 13% correction from the July high to the mid-October low. During the summer, market leadership shifted dramatically toward the technology sector which was the only S&P industry group to have a positive rate-of-return in the third calendar quarter.

  Starting in early July, we began to add substantially to our technology holdings bringing our overall position to 37% of the portfolio. While we never felt this industry would see much of a slowdown in the second half as corporations locked down their operations ahead of the year 2000, there were many who did not agree with us. This attitude has shifted in the last couple of months and now there is a general agreement that demand will be solid for the remainder of the year. The current bear story is that information technology spending will fall sharply next year as the bulge in corporate spending engendered by the necessity to fix the date problem in computer hardware and software goes away. We do not agree. From our discussions with a wide variety of corporations, we find a significant amount of projects have been deferred over the last 18 months while the remediation efforts went forward. Next year we anticipate companies "getting back to business" and feel technology expenditures will remain strong.

 * Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made directly in an index.

OLD WESTBURY CORE EQUITIES FUND
INVESTMENT ADVISOR'S REPORT

(Continued)

-------------------------------------------------------------------------------


  We remain firm believers in the Internet and the way it will transform business as both a revenue generating and cost-cutting strategy. The technology stocks in our Core Equities Fund are closely tied to the building and development of the Internet. However, in the long run other corporations that understand the economic revolution that is taking place and adjust their business models to take advantage of the Internet will be recognized as stocks of the "New Economy". To some degree this can already be seen in the market place as some companies that understand and embrace the future, General Electric for example, are rewarded much higher valuations than their peers who continue to pursue a business-as-usual strategy.

  While we trimmed our retail positions in the early part of the second quarter, we have stayed overweighted in the retail sector. We are looking forward to a strong Christmas season. As we see it, everyone is working, real wages are rising, inflation is low, and optimism is high. That would seem to be a good combination of factors pointing toward continued consumer spending.

  Back in May, we shifted about 15% of the portfolio into more cyclical types of stocks. Since then, the global recovery has lost some steam, but more importantly, the Federal Reserve Board (the "Fed") and the central bankers of Europe have begun to take an active role in slowing their economies. As a result, our expectations for a developing worldwide recovery have been tempered, and we have been reducing our holdings.

                                                 OLD WESTBURY CORE EQUITIES FUND
                                                     INVESTMENT ADVISOR'S REPORT

                                                                     (Concluded)

--------------------------------------------------------------------------------


The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Old Westbury Core Equities Fund (the "Fund") is represented by a solid line and the Standard & Poor's 500 Index (the "S&P 500") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund and the S&P 500. The "x" axis reflects computation periods from 03/02/98 to 10/31/99. The "y" axis is measured in increments of $1,000 ranging from $9,000 to $14,000. The right margin reflects the ending value of the $10,000 hypothetical investment in the Fund, as compared to the S&P 500. The ending values were $13,002 and $13,282, respectively.

Average Annual Total Returns
For the Period Ended October 31, 1999*

  Old Westbury Core Equities Fund

  -------------------------------
  One Year............................................................... 29.89%
  Since Inception (March 2, 1998)........................................ 17.21%

  S&P 500 Index

  -------------
  One Year............................................................... 25.66%
  March 2, 1998 to October 31, 1999...................................... 18.60%

  The chart above illustrates the total value of a $10,000 investment from inception with dividends and capital gains reinvested. The S & P 500 Index also includes the reinvestment of dividends but does not include fees and expenses associated with an investment in the Portfolio. This index is unmanaged.

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

OLD WESTBURY GROWTH OPPORTUNITY FUND
INVESTMENT ADVISOR'S REPORT

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  The six months from May 1 to October 31, 1999 was a difficult period for the
Old Westbury Growth Opportunity Fund (the "Growth Opportunity Fund"). The spectacular rally in April in economically-sensitive issues across the entire market capitalization spectrum began to unwind only one month later and was completely reversed during the market correction from July to mid-October. During the summer and especially this autumn, the disparities in the U.S. equity market became increasingly pronounced. A shrinking number of stocks, largely technology and related issues deemed to be winners or beneficiaries of the "New Economy", enjoyed an accelerating uptrend. The balance of the market, in fact the large majority of issues, fell victim to three rate hikes by the Fed, which counter-balanced a generally favorable trend in corporate profits. All segments of the market, with the notable exception of the NASDAQ, which is dominated by large technology companies, experienced a serious setback, but the small and mid-cap indices continued to lag the larger cap averages.* With less than a fully weighted position in the technology sector, the Growth Opportunity Fund performed poorly during this period on an absolute basis (5.6%)** but managed to outperform its benchmark, the Russell 2500 Index (7.9%)+.

  To address this unsatisfactory situation, a plan to restructure the portfolio was set in motion shortly before the conclusion of the fiscal year. The primary objectives of the initiative are (1) to substantially increase the technology component of the Growth Opportunity Fund and (2) to place a greater emphasis on high-growth as opposed to value equities throughout the portfolio. We are well into the transition and have begun to see some positive results. Our belief is that the performance of the Growth Opportunty Fund should improve by the end of the first half of the current fiscal year (April 30, 2000).

 * Small cap stocks have historically experienced greater volatility than larger cap averages.

** Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

+ Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 23% of the total market capitalization of the Russell 3000 Index. Investments cannot be made directly in an index.

                                            OLD WESTBURY GROWTH OPPORTUNITY FUND
                                                     INVESTMENT ADVISOR'S REPORT

                                                                     (Concluded)

--------------------------------------------------------------------------------


The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Old Westbury Growth Opportunity Fund (the "Fund") is represented by a solid line and the Russell 2500 Index (the "RI2500") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund and the RI2500. The "x" axis reflects computation periods from 02/28/97 to 10/31/99. The "y" axis is measured in increments of $1,000 ranging from $9,000 to $14,000. The right margin reflects the ending value of the $10,000 hypothetical investment in the Fund, as compared to the RI2500. The ending values were $11,310 and $13,072, respectively.

Average Annual Total Returns
For the Period Ended October 31, 1999*

  Old Westbury Growth Opportunity Fund

  ------------------------------------
  One Year...............................................................  6.40%
  Since Inception (February 28, 1997)....................................  4.72%

  Russell 2500 Index

  ------------------
  One Year............................................................... 18.00%
  February 28, 1997 to October 31, 1999.................................. 10.57%

  The chart above illustrates the total value of a $10,000 investment from inception with dividends and capital gains reinvested. The Russell 2500 Index also includes the reinvestment of dividends but does not include fees and expenses associated with an investment in the Portfolio. This index is unmanaged.

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

OLD WESTBURY INTERNATIONAL FUND
INVESTMENT ADVISOR'S REPORT

-------------------------------------------------------------------------------

Performance

  International markets continued to perform strongly in the second half of the fiscal year*. During the second half of the reporting period, Old Westbury International Fund (the "International Fund") rose 7.27%** compared to the rise in the Morgan Stanley Capital International: Europe, Australia and Far East ("MSCI EAFE") index of 6.7%+. In the year as a whole, the International Fund rose 28.82%** compared to the rise in the MSCI EAFE index of 23.03%+. The International Fund benefited during the second half of the reporting period from the heavy position in the Japanese market and successful stock selection in Japan and Europe.

Portfolio Composition

  The International Fund continued to increase its holdings in Japan in the early part of the reporting period under review and shifted the exposure away from Yen sensitive technology companies towards beneficiaries of domestic recovery. The International Fund continues to hold substantial positions in the telecommunications and service sectors in Japan, where we see excellent growth prospects.

  Following a strong rise in the Japanese market and the Yen in the reporting period, the International Fund has recently shifted some money out of Japan and into Continental Europe, but retains a strong weighting in Japan. The economic outlook is brightening in the Eurozone, and both the Euro and the markets should benefit. We favor financials and growth stocks in Europe. These have been badly hit by the recent rise in bond yields and should benefit from a flattening of the yield curve and continuing corporate

 * Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

** Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

+ The Morgan Stanley Capital International Europe, Australia and Far East Index (EAFE) is a standard unmanaged foreign securities index representing major non-U.S. stock markets, as monitored by Morgan Stanley Capital International. EAFE returns are in U.S. dollars. Investments cannot be made directly in an index.

                                                OLD WESTBURY INTERNATIONAL FUND
                                                    INVESTMENT ADVISOR'S REPORT

                                                                    (Continued)

-------------------------------------------------------------------------------

activity. We remain underweight in the United Kingdom ("UK"), where a sharp recovery is likely to feed much more quickly into wages and asset prices. Interest rates are likely to rise faster and further in the UK than on the European Continent.

Conclusion

  The outlook remains very positive for the major non-US markets. Strong returns from Japan over the past year were driven by solid confirmation of the three trends that have been underpinning our optimistic view of the market. We expect similar trends to begin to provide support for Continental European markets. In both Japan and Europe recent data provided evidence that these economies are in the early stages of a cyclical recovery. We expect economic growth in both areas to gather pace over the next year. Corporate restructuring in both Japan and Continental Europe is also accelerating and is likely to transform corporate profitability as well as dampen inflationary pressure. Domestic liquidity flows look increasingly favorable in both areas. Individuals are beginning to increase exposure to the equity markets, while governments are acting to increase pension provision. These trends should continue to generate relatively attractive returns from these markets.

OLD WESTBURY INTERNATIONAL FUND
INVESTMENT ADVISOR'S REPORT

(Continued)

--------------------------------------------------------------------------------


The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Old Westbury International Fund (the "Fund") is represented by a solid line and the Morgan Stanley Capital International: Europe, Australia and Far East Index (the "MSCI EAFE") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund and the MSCI EAFE. The "x" axis reflects computation periods from 10/22/93 to 10/31/99. The "y" axis is measured in increments of $1,000 ranging from $9,000 to $18,000. The right margin reflects the ending value of the $10,000 hypothetical investment in the Fund, as compared to the MSCI EAFE. The ending values were $14,135 and $17,083, respectively.

Average Annual Total Returns
For the Period Ended October 31, 1999*

  Old Westbury International Fund

  -------------------------------
  One Year............................................................... 28.82%
  Since Inception (October 22, 1993).....................................  5.91%

  EAFE Index

  ----------
  One Year............................................................... 23.03%
  October 22, 1993 to October 31, 1999...................................  9.30%

  The chart above illustrates the total value of a $10,000 investment from inception with dividends and capital gains reinvested. The EAFE Index also includes the reinvestment of dividends but does not include fees and expenses associated with an investment in the Portfolio. This index is unmanaged.

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                                OLD WESTBURY INTERNATIONAL FUND
                                                             INVESTMENT OUTLOOK

                                                                    (Continued)

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JAPAN

  The Japanese economy is enjoying a cyclical recovery. The key statistic in the reporting period under review was the rise in second quarter Gross Domestic Product ("GDP"), but all the numbers are showing consistent improvement. Second quarter growth was driven by private consumption and not government spending. This is important, because, with government deficits ballooning, a recovery in consumption is vital to sustainable growth in Japan. Restructuring is gathering pace--the merger of three leading banks announced in August being the most notable example. The initial driver of this was necessity. Banks have been loath to provide finance so companies have had to change to survive. Now two other factors are likely to keep the pressure on. First, the renewed strength of the Yen, and a dramatic increase in the number of foreign firms entering the market, should prevent any complacency even as the economy starts to recover. Second, the government is introducing measures improving disclosure as well as giving companies more flexibility to restructure their operations.

  None of this means that Japan's structural problems have disappeared. It will be a protracted struggle to improve public finances, to allocate capital more efficiently and to raise the trend growth rate. But none of these factors rule out a cyclical upturn and it is much easier to deal with these deep- rooted problems when the economy is picking up. After such a deep recession the main risk, we believe, is that investors continue to underestimate the potential for a robust recovery in the economy and corporate earnings in Japan. Yen strength may cause concern. But we do not expect a gradual strengthening of the Yen to derail the economic recovery. Exports account for only 15% of GDP, little more than in the US. A recovery in domestic demand is much more significant for output than any Yen--induced loss of export competitiveness. And Yen strength will ensure a continuation of the ultra loose monetary policy, which should help to support domestic demand and asset prices. Also, while there may be a hiatus in government spending before the next supplementary budget feeds through at the end of the year, we expect the government to continue to provide support. We continue to be optimistic about the prospects for this market.

PACIFIC EX- JAPAN

  We continue to see better prospects in Japan than in the rest of the Pacific Rim. But one area that we are getting interested in again is

OLD WESTBURY INTERNATIONAL FUND
INVESTMENT OUTLOOK

(Continued)

-------------------------------------------------------------------------------

Hong Kong. It has had a challenging time adjusting to a collapse in domestic demand at a time when its exchange rate and interest rates were linked to the only booming economy in the world--the USA. But what that has done is transformed inflation expectations and diluted the obsession with property that was one of Hong Kong's weaknesses. With the Chinese economy also stabilizing and entry to the World Trade Organization likely to promote further restructuring in China, Hong Kong is an area we are looking to add to.

EUROPE

  In Europe we see evidence of modest but rising growth with subdued inflation, while restructuring and mergers are transforming the Continent's corporations. This should be a supportive environment for equity markets.

  Growth in Continental Europe was surprisingly weak in the first half of 1999. The crisis in emerging markets at the end of 1998 proved to be more of a drag on European exports than expected. This in turn fed through into weaker intra--European trade causing manufacturing output and confidence to slump and taking around 1% off the rate of growth in Europe. The result was very subdued growth, with particularly poor performance in Germany and Italy. More recent data suggests a reversal of these trends. Order books started to turn in March and this is now starting to feed through into industrial production. The recovery in demand is being driven by a sharp increase in export orders assisted by the weaker Euro. We expect growth to continue to accelerate in the fourth quarter of 1999 and expect Continental Europe to grow over three percent in 2000 after two percent in 1999.

  Many economists and politicians are beginning to hope for more than a cyclical upswing. What Europe needs is a dose of US style high growth with low inflation and high productivity to bring down unemployment rates. A number of factors make this more likely this time. The years of tight monetary and fiscal policy ahead of January's launch of the Euro have helped to reduce inflationary expectations. There is spare capacity in Europe and the combination of privatization and deregulation is driving prices down in large sections of the economy--telecommunications and electricity prices, for example, are likely to fall over 15% in the next few years. The single market and unified currency have been driving companies to cut costs and achieve economies of scale and the total value of merger

                                                OLD WESTBURY INTERNATIONAL FUND
                                                             INVESTMENT OUTLOOK

                                                                    (Continued)

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and acquisition transactions this year will exceed $1trillion. This process is being assisted by the enlarged Euro capital market, which is enabling European companies to raise funds as cheaply and innovatively as their US rivals. It has already led to an upturn in labor productivity, which is running well above the levels of the late 1980's in most of the Continent.

  Continental European governments are still acting too slowly to free up rigid labor markets and though all of them are promising to cut taxes, implementation is likely to take a few years. But the competitive environment is now clear and governments are aware that they have to offer concessions in order to attract vital foreign investment as well as keep local companies from switching their investment focus. Electorates may become more realistic too. Most notable is Germany--where Mr Schroder's loss of support is reflected in voters shifting to the right not to the interventionist leftwing and Green parties.

  It has been the weakness of the Euro that has dampened returns to US investors from Continental European markets. In local currency terms, Continental Europe has outperformed the US in 1999. Political concerns and Continental Europe's structural rigidities were widely blamed for the weakness of the Euro in the first half of the year despite the fact that it was in effect just reversing a six month period of strength in European currencies the previous year. We believe that the Euro was undermined by an exaggerated cyclical downturn in the pace of European activity in the first half of 1999, a period when growth was accelerating in the US. Confirmation that growth in the Continent is now bouncing back should support the Euro for the rest of the year and into 2000. Evidence of structural improvements would be an added bonus. We remain underweight in the UK where economic recovery is likely to be associated with a faster rise in inflation and where there is less scope for restructuring.

OLD WESTBURY INTERNATIONAL FUND
INVESTMENT OUTLOOK

(Concluded)

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

                           Consolidated Asset Allocation
                                by Geographic Region

                          ----------------------------------    EAFE
                          10/31/99 6/30/99  3/31/99  1/31/99  10/31/99

                          -------- -------  -------  -------  --------
Asia:

 Japan...................   33.23%  27.95%   24.71%   23.85%    28.60%
 Hong Kong...............    0.13%   0.13%    0.05%    0.03%     2.20%
 Australia...............    0.00%   0.00%    0.00%    0.00%     2.40%
 Singapore...............    0.00%   0.00%    0.00%    0.00%     1.00%
 New Zealand.............    0.00%   0.00%    0.00%    0.00%     0.20%
                           ------  ------   ------   ------    ------
                            33.36%  28.08%   24.76%   23.88%    34.40%
                           ------  ------   ------   ------    ------
Europe:

 United Kingdom..........   16.89%  16.81%   19.85%   17.60%    20.20%
 Netherlands.............   11.58%   7.05%    9.97%    6.40%     5.40%
 Germany.................   10.92%  10.57%   12.50%   10.65%     9.50%
 France..................    8.35%  12.83%    9.46%   10.29%     9.50%
 Switzerland.............    3.45%   6.01%    7.07%    5.28%     6.40%
 Italy...................    2.43%   2.53%    4.14%    6.45%     3.80%
 Spain...................    1.79%   3.62%    2.96%    4.32%     2.70%
 Sweden..................    1.37%   1.64%    0.00%    0.00%     2.30%
 Norway..................    1.34%   0.00%    0.00%    0.00%     0.40%
 Ireland.................    0.54%   0.50%    0.87%    2.67%     0.50%
 Poland..................    0.39%   1.14%    1.40%    2.93%     0.00%
 Finland.................    0.15%   0.27%    1.17%    0.69%     2.10%
 Romania.................    0.13%   0.28%    0.26%    0.38%     0.00%
 Other...................    0.00%   0.00%    0.47%    1.61%     2.30%
 Portugal................    0.00%   0.00%    0.00%    0.08%     0.50%
                           ------  ------   ------   ------    ------
                            59.33%  63.25%   70.12%   69.35%    65.60%
                           ------  ------   ------   ------    ------
Latin America:

 Brazil..................    0.14%   0.25%    0.24%    0.21%     0.00%
                           ------  ------   ------   ------    ------
                             0.14%   0.25%    0.24%    0.21%     0.00%
                           ------  ------   ------   ------    ------
 Total investments.......   92.83%  91.58%   95.12%   93.44%   100.00%
                                                               ======
 Other assets and

   liabilities, net *....    7.17%   8.42%    4.88%    6.56%
                           ------  ------   ------   ------
                           100.00% 100.00%  100.00%  100.00%
                           ======  ======   ======   ======

-----------
* Includes cash and equivalents, pending trades and fund share transactions, interest and dividends receivable accrued expenses payable.

                                                 OLD WESTBURY FIXED INCOME FUND
                                                    INVESTMENT ADVISOR'S REPORT

-------------------------------------------------------------------------------

  The total return for the Old Westbury Fixed Income Fund (the "Fixed Income Fund") for the 12 month reporting period ended October 31, 1999 was (2.74%)* versus (0.66%)** for the Lehman Brothers Government/ Corporate Bond Total Index. Since its inception on March 12, 1998, through October 31, 1999, the Fixed Income Fund's return was 3.80%* versus 3.60% for the Lehman Brothers Government/Corporate Bond Total Index. We continue to diversify the portfolio into corporate securities as their yield advantage widened over treasuries, particularly in the last half of the year.

  Looking forward, we believe the Fed's actions to counter the potential for rising inflation will create a favorable investment environment for bond investors.

 * Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** Lehman Brothers Government/Corporate Bond Total Index is composed of all bonds that are investment grade--i.e., rated Baa or higher by Moody's or BBB or higher by Standard & Poor's, if unrated by Moody's. Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. This index is unmanaged, and investments cannot be made directly in an index.

OLD WESTBURY FIXED INCOME FUND
INVESTMENT ADVISOR'S REPORT

(Concluded)

--------------------------------------------------------------------------------


The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Old Westbury Fixed Income Fund (the "Fund") is represented by a solid line and the Lehman Brothers Government/Corporate Bond Total Index (the "LBGCBTI") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund and the LBGCBTI. The "x" axis reflects computation periods from 03/12/98 to 10/31/99. The "y" axis is measured in increments of $1,000 ranging from $9,000 to $12,000. The right margin reflects the ending value of the $10,000 hypothetical investment in the Fund, as compared to the LBGCBTI. The ending values were $10,630 and $10,600, respectively.

Average Annual Total Returns
For the Period Ended October 31, 1999*

  Old Westbury Fixed Income Fund

  ------------------------------
  One Year............................................................ (2.74%)
  Since Inception (March 12, 1998)....................................  3.80%

  Lehman Brothers Government/Corporate Bond Total Index

  -----------------------------------------------------
  One Year............................................................ (0.66%)
  March 12, 1998 to October 31, 1999..................................  3.60%

  The chart above illustrates the total value of a $10,000 investment from inception with dividends and capital gains reinvested. The Lehman
Government/Corporate Bond Total Index also includes the reinvestment of dividends but does not include fees and expenses associated with an investment in the Portfolio. This index is unmanaged.

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                               OLD WESTBURY MUNICIPAL BOND FUND
                                                    INVESTMENT ADVISOR'S REPORT

-------------------------------------------------------------------------------

For the 12 month reporting period ended 10/31/99, the Old Westbury Municipal Bond Fund (the "Municipal Bond Fund") had a total return of (3.33%)*. This compared to the Lehman Brothers Municipal Bond Index which had a return of (1.77%)**. We continue to maintain a high quality portfolio with the average credit quality presently at a Moody's rating of Aa. In addition, the Municipal Bond Fund has a relatively heavy concentration in bonds maturing between 2010-2014+. We see this maturity range as offering the greatest future return potential.

 * Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** Lehman Brothers Municipal Bond Index is a broad market performance benchmark for the tax-exempt bond market. To be included in the Lehman Brothers Municipal Bond Index, bonds must have a minimum credit rating from Moody's of at least Baa. They must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $50 million. The index includes both zero coupon bonds and bonds subject to the alternative minimum tax. This index is unmanaged, and investments cannot be made directly in an index.

+ Income may be subject to the federal alternative minimum tax and state and local taxes.

OLD WESTBURY MUNICIPAL BOND FUND
INVESTMENT ADVISOR'S REPORT

(Concluded)

--------------------------------------------------------------------------------


The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Old Westbury Municipal Bond Fund (the "Fund") is represented by a solid line and the Lehman Brothers Municipal Bond Index (the "LBMBI") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund and the LBMBI. The "x" axis reflects computation periods from 03/06/98 to 10/31/99. The "y" axis is measured in increments of $500 ranging from $9,500 to $11,000. The right margin reflects the ending value of the $10,000 hypothetical investment in the Fund, as compared to the LBMBI. The ending values were $10,266 and $10,285, respectively.

Average Annual Total Returns
For the Period Ended October 31, 1999*

  Old Westbury Municipal Bond Fund

  --------------------------------
  One Year.............................................................. (3.33%)
  Since Inception (March 6, 1998).......................................  1.60%

  Lehman Brothers Municipal Bond Index

  ------------------------------------
  One Year.............................................................. (1.77%)
  March 6, 1998 to October 31, 1999.....................................  1.70%

  The chart above illustrates the total value of a $10,000 investment from inception with dividends and capital gains reinvested. The Lehman Brothers Municipal Bond Index also includes the reinvestment of dividends but does not include fees and expenses associated with an investment in the Portfolio. This index is unmanaged.

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                                 OLD WESTBURY CORE EQUITIES FUND
                                                        PORTFOLIO OF INVESTMENTS

                                                                October 31, 1999

--------------------------------------------------------------------------------


 Shares                                         Value

 ------ ----------------------------------   -----------
 COMMON STOCKS--95.37%

        CAPITAL GOODS--14.45%

 15,000 Alcoa, Inc.                          $   911,250
 12,000 Allied Signal, Inc.                      683,250
  9,500 Atlantic Richfield Co.                   884,094
 32,055 Conoco, Inc. Cl "B'                      869,492
  8,500 Emerson Electric Co.                     510,531
 20,370 General Electric Co.                   2,760,135
 23,000 KLA-Tencor Corp.                       1,821,312
 14,000 Linear Technology Corp.                  979,125
 13,500 Rockwell International Corp.             653,906
 53,680 Tyco Intl., Ltd.                       2,143,845
                                             -----------
        TOTAL                                 12,216,940

                                             -----------
        COMMUNICATION SERVICES--10.10%
 51,220 AT&T Corp. Com Lib Med Gr A            2,032,794
 27,440 Clear Channel Communications, Inc.     2,205,490
 17,000 Corning, Inc.                          1,336,625
 16,500 Motorola, Inc.                         1,605,656
 22,000 Nortel Networks Corp.                  1,362,625
                                             -----------
        TOTAL                                  8,543,190

                                             -----------
        CONSUMER CYCLICAL--17.53%

 27,260 Carnival Corp.                         1,213,070
 24,610 Costco Wholesale Corp.                 1,976,491
 29,260 Dayton-Hudson Corp.                    1,890,927
 30,230 Family Dollar Stores Inc.                623,494
 30,560 Home Depot Inc.                        2,314,920
 27,580 Kohl's Corp.                           2,065,053
 29,840 Omnicom Group Inc.                     2,625,920
 37,280 Wal-Mart Stores, Inc.                  2,113,310
                                             -----------
        TOTAL                                 14,823,185

                                             -----------
        CONSUMER STAPLES--15.39%

 26,900 Colgate-Palmolive Co.                  1,627,450
 21,160 CVS Corp.                                919,137
 36,480 Estee Lauder Cos. Inc. Cl "A'          1,700,880
 12,500 Kimberly-Clark Corp.                     787,500

OLD WESTBURY CORE EQUITIES FUND
PORTFOLIO OF INVESTMENTS
October 31, 1999 (Continued)

--------------------------------------------------------------------------------


 Shares                                               Value

 ------ ----------------------------------------   -----------
 COMMON STOCKS--Continued
 24,000 Lexmark International Group, Inc. Cl "A'   $ 1,884,000
 15,000 Mediaone Group, Inc.                         1,066,875
 15,000 Proctor & Gamble Co.                         1,573,125
 32,840 Safeway Inc.                                 1,159,663
 23,470 Time Warner, Inc.                            1,631,165
 26,330 Walgreen Co.                                   663,187
                                                   -----------
        TOTAL                                       13,012,982

                                                   -----------
        FINANCE--4.59%

 24,560 Federal National Mortgage Association        1,739,155
 19,380 Morgan Stanley Dean Witter                   2,139,068

                                                   -----------
        TOTAL                                        3,878,223

                                                   -----------
        HEALTHCARE--5.42%

 23,000 Amgen, Inc.                                  1,834,250
 27,220 Guidant Corp.                                1,343,987
 40,760 Medtronic Inc.                               1,401,125
                                                   -----------
        TOTAL                                        4,579,362

                                                   -----------
        TECHNOLOGY--25.45%

 31,000 Adobe Systems, Inc.                          2,168,062
 23,000 BMC Software, Inc.                           1,476,312
 28,300 Cisco Systems Inc.                           2,094,200
 27,340 EMC Corp.                                    1,995,820
 28,700 Intel Corp.                                  2,222,456
 13,500 International Business Machines Corp.        1,326,375
 23,460 Lucent Technologies, Inc.                    1,507,305
 39,360 Microsoft Corp.                              3,643,260
 15,000 Sun Microsystems, Inc.                       1,587,188
 24,100 Texas Instruments, Inc                       2,162,975
  7,500 Yahoo!, Inc.                                 1,342,969
                                                   -----------
        TOTAL                                       21,526,922

                                                   -----------

                                                OLD WESTBURY CORE EQUITIES FUND
                                                       PORTFOLIO OF INVESTMENTS

                                                   October 31, 1999 (Concluded)

-------------------------------------------------------------------------------


 Shares                                    Value

 ------ -----------------------------   -----------

 COMMON STOCKS--Continued

        UTILITIES--2.44%

 51,620 Enron Corp.                     $ 2,061,574
                                        -----------
 TOTAL COMMON STOCKS

   (cost $66,879,469)                    80,642,378
                                        -----------
 SHARES/CONTRACTS--3.61%

 21,300 S & P 500 Depository Receipts     2,918,100
     88 S & P Put Spr 1233.91-987.14        138,864

                                        -----------
 TOTAL OTHER INVESTMENTS

   (cost $3,371,200)                      3,056,964
                                        -----------
 TOTAL INVESTMENTS--98.98%

   (cost $70,250,669)                    83,699,342
 CASH AND OTHER ASSETS NET OF

 LIABILITIES--1.02%                         866,529

                                        -----------
 NET ASSETS--100%                       $84,565,871

                                        ===========

              See Notes to Portfolios of Investments on Page 35.

OLD WESTBURY GROWTH OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS

October 31, 1999

--------------------------------------------------------------------------------


 Shares                                                  Value

 ------- ------------------------------------------   ------------
 COMMON STOCKS--61.52%

         BASIC MATERIALS--2.42%

  91,000 OM Group, Inc.                               $  3,412,500
  55,000 Sigma Aldrich Corp.                             1,567,500
                                                      ------------
         TOTAL                                           4,980,000

                                                      ------------
         CAPITAL GOODS--8.06%

  66,000 Alliant Techsystems, Inc.                       4,059,000
  83,125 Martin Marietta Material Corp.                  3,236,680
 139,000 (a)Noble Drilling Corp.                         3,084,063
  42,000 (a)Stone Energy Corp.                           2,042,250
  47,000 Teleflex, Inc.                                  1,603,875
  76,000 (a)Weatherford International, Inc.              2,574,500
                                                      ------------
         TOTAL                                          16,600,368

                                                      ------------
         COMMUNICATION SERVICES--2.69%

  51,066 Comsat Corp.                                      954,296
  55,000 Global Crossing, Ltd.                           1,904,375
  75,000 Meredith Corp.                                  2,676,562
                                                      ------------
         TOTAL                                           5,535,233

                                                      ------------
         CONSUMER CYCLICAL--6.34%

 187,000 BJS Wholesale Club, Inc.                        5,761,938
 310,000 Casey's General Stores, Inc.                    3,991,250
  53,196 Dollar Tree Stores                              2,317,351
  57,000 Gentex Corp.                                      979,687
                                                      ------------
         TOTAL                                          13,050,226

                                                      ------------
         CONSUMER STAPLES--10.16%

 114,167 Citadel Communications Co.                      5,515,693
  77,000 Dean Foods Company                              3,561,250
 115,000 Hormel Foods Corp.                              4,959,375
  81,000 (a)Univision Communications, Inc., Class A      6,890,063

                                                      ------------
         TOTAL                                          20,926,381

                                                      ------------
         FINANCE--4.67%

 122,533 Comdisco, Inc.                                  2,473,635
  58,000 Nationwide Financial Services                   2,196,750
  52,975 Old Kent Financial Corp.                        2,158,731

                                           OLD WESTBURY GROWTH OPPORTUNITY FUND
                                                       PORTFOLIO OF INVESTMENTS

                                                   October 31, 1999 (Continued)

-------------------------------------------------------------------------------


  Shares/
 Principal

   Amount                                                          Value

 ---------- -------------------------------------------------   ------------

 COMMON STOCKS--Continued

     37,036 S & P Midcap 400 Trust                              $  2,789,274
                                                                ------------
            TOTAL                                                  9,618,390

                                                                ------------
            HEALTHCARE--5.00%

     84,000 Dentsply International, Inc.                           1,947,750
     61,000 (a)Enzon, Inc.                                         1,788,062
     41,785 (a)Healtheon/WebMD Corp.                               1,378,905
    217,499 Sybron Intl Corp.                                      5,179,195
                                                                ------------
            TOTAL                                                 10,293,912

                                                                ------------
            MISCELLANEOUS--3.87%

     23,000 G & K Svcs, Inc.                                         863,937
     39,000 Gallagher Arthur J. & Co.                              2,018,250
    207,000 Viad Corp.                                             5,084,438
                                                                ------------
            TOTAL                                                  7,966,625

                                                                ------------
            TECHNOLOGY--17.18%

     56,000 (a)Advantage Learning Systems, Inc.                    1,547,000
     37,000 (a)Calico Commerce, Inc.                               2,303,250
    163,000 CGI Group, Inc., Cl "A' Sub Vtg                        3,658,437
    148,160 Fiserv, Inc.                                           4,741,120
     87,000 (a)I2 Technologies, Inc.                               6,867,562
    208,000 J.D. Edwards & Co.                                     4,979,000
     85,797 L3 Communications Holdings                             3,619,561
     29,000 Micron Technology, Inc.                                2,068,063
     67,508 (a)Mission Critical Software                           3,974,534
     56,000 (a)Starmedia Network, Inc.                             1,610,000
                                                                ------------
            TOTAL                                                 35,368,527

                                                                ------------
            TRANSPORTATION--1.13%

    138,750 Southwest Airlines Co.                                 2,332,734
                                                                ------------
 TOTAL COMMON STOCKS

   (cost $112,051,205)                                           126,672,396
                                                                ------------
 CONVERTIBLE BONDS--0.97%

 $2,677,000 (b)Candescent Technology, 7.00%, 05/01/2003 (cost
              $2,677,000)                                          2,007,750

                                                                ------------

OLD WESTBURY GROWTH OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS
October 31, 1999 (Concluded)

--------------------------------------------------------------------------------


 Principal

   Amount                                                           Value

 ---------- --------------------------------------------------   ------------
 U.S. GOVERNMENT AGENCIES--31.88%

            FEDERAL FARM CREDIT BANKS
            ("FFC")--2.89%

 $6,000,000 FFC 5.17%, 11/17/1999                                $  5,958,800
                                                                 ------------
            FEDERAL HOME LOAN MORTGAGE CORP. ("FHLMC")--12.08%
 10,000,000 FHLMC 5.20%, 11/16/1999                                 9,949,541
 14,000,000 FHLMC 5.19%, 11/05/1999                                13,937,431
  1,000,000 FHLMC 5.22%, 11/04/1999                                   992,750
                                                                 ------------
            TOTAL                                                  24,879,722

                                                                 ------------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA")--
            16.91%

 15,000,000 FNMA 5.10%, 11/09/1999                                 14,928,637
  9,000,000 FNMA 5.19%, 11/10/1999                                  8,954,587
  6,000,000 FNMA 5.22%, 12/14/1999                                  5,946,930
  5,000,000 FNMA 5.20%, 11/18/1999                                  4,983,740
                                                                 ------------
            TOTAL                                                  34,813,894

                                                                 ------------
 TOTAL U.S. GOVERNMENT AGENCIES

   (amortized cost $65,652,416)                                    65,652,416
                                                                 ------------
 TOTAL INVESTMENTS--94.37%

   (cost $180,380,621)                                            194,332,562
 CASH AND OTHER ASSETS NET OF LIABILITIES--5.63%                   11,586,076

                                                                 ------------
 NET ASSETS--100%                                                $205,918,638

                                                                 ============

               See Notes to Portfolios of Investments on Page 35.

                                                OLD WESTBURY INTERNATIONAL FUND
                                                       PORTFOLIO OF INVESTMENTS

                                                               October 31, 1999

-------------------------------------------------------------------------------


  Shares                                                            Value

 --------- ---------------------------------------------------   ------------
 COMMON AND PREFERRED STOCKS--92.83%

           BRAZIL--0.14%

    39,248 Bompreco Supermercados GDS (Consumer Goods)           $    313,984
                                                                 ------------
           FINLAND--0.15%

     2,961 Nokia--Class A (Electronics & Electrical Equipment)        339,810

                                                                 ------------
           FRANCE--8.35%

    23,105 Alcatel (Electronics & Electrical Equipment)             3,618,773
    15,581 AXA UAP (Financial Services & Property)                  2,203,703
    37,925 Banque National De Paris (Banks)                         3,339,958
     9,500 Compagnie De Saint-Gobain (Building & Construction)      1,653,242
    23,522 France Telecom (Services)                                2,278,675

       538 Peugeot Citroen PSA (Consumer Goods)                       103,556
     9,657 Suez Lyonnaise Des Eaux (Utilities)                      1,563,434
    15,131 Total SA (Energy)                                        2,050,689
     7,119 Usinor SA (Materials)                                       99,186
    25,813 Vivendi ORD (Diversified)                                1,961,559
                                                                 ------------
           TOTAL FRANCE                                            18,872,775

                                                                 ------------
           GERMANY--10.92%

     8,814 Allianz AG--Class D (Financial Services & Property)      2,691,228
    62,970 Bayer AG (Diversified)                                   2,575,553
    24,338 Deutsche Bank AG (Banks)                                 1,746,795
    50,216 Deutsche Telekom AG (Services)                           2,323,479
    40,479 Henkel KG (Diversified)                                  2,753,712
    19,172 Mannesmann (Diversified)                                 3,022,996
    11,643 SAP Aktiengesel ADR (Consumer Goods)                       425,697
    27,562 Schering AG (Health Care)                                3,287,777
    30,343 Siemens AG (Capital Goods)                               2,736,236
    46,817 Veba AG (Diversified)                                    2,547,899
    31,590 Viag AG (Diversified)                                      583,065
                                                                 ------------
           TOTAL GERMANY                                           24,694,437

                                                                 ------------
           HONG KONG--0.13%

 2,253,528 Kantone Holdings Ltd. ORD (Financial Services &
           Property)                                                  304,617
                                                                 ------------

OLD WESTBURY INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS
October 31, 1999 (Continued)

--------------------------------------------------------------------------------


 Shares                                                               Value

 ------- -------------------------------------------------------   ------------
 COMMON AND PREFERRED STOCKS--Continued

         IRELAND--0.54%

  96,592 Allied Irish Banks (Banks)                                $  1,212,319
                                                                   ------------
         ITALY--2.43%

 513,043 ENI (Banks)                                                  3,025,326
 171,155 IST San Paulo (IMI) (Banks)                                  2,260,436
 104,048 Tecnost SPA (Services)                                         202,140
                                                                   ------------
         TOTAL ITALY                                                  5,487,902

                                                                   ------------
         JAPAN--33.23%

 348,172 Bank of Tokyo Mutsubishi Bank (Banks)                        5,778,899
 132,499 Bridgestone Corp. (Consumer Goods)                           3,652,599
  91,507 Circle K Japan (Retail)                                      3,673,992
 438,731 Fuji Heavy Industry (Consumer Goods)                         3,733,702
 109,534 Fujitsu Ltd. ORD (Electronics and Electrical Equipment)      3,303,590
     394 Japan Tobacco (Consumer Goods)                               4,352,128
 509,517 Mitsui Fudosan Co LTD (Financial Services & Property)        3,812,446
 497,993 Nippon Express (Transportation)                              3,530,101
 611,016 Nippon Paper (Capital Goods)                                 4,753,846
     281 Nippon Telephone & Telegraph Co. (Services)                  4,318,509
 253,632 Nomura Securities LTD (Financial Services & Property)        4,192,687

     217 NTT Mobile Communications (Services)                         5,773,605
  20,242 Secom LTD (Diversified)                                      2,173,716
  19,242 Secom LTD NEW (Diversified)                                  2,051,544
  23,388 Sony Corporation (Electronics & Electrical Equipment)        3,652,760
 306,987 Sumitomo Electric Industries (Electronics & Electrical
         Equipment)                                                   4,131,100

  64,032 Takeda Chemical Industries (Health Care)                     3,684,100
  28,455 Takefuji Corp (Financial Services & Property)                3,689,775
 217,028 Tokyo Electric Power Co. (Electronics & Electrical
         Equipment)                                                   4,857,125
                                                                   ------------
         TOTAL JAPAN                                                 75,116,224

                                                                   ------------

                                                OLD WESTBURY INTERNATIONAL FUND
                                                       PORTFOLIO OF INVESTMENTS

                                                   October 31, 1999 (Continued)

-------------------------------------------------------------------------------


 Shares                                                              Value

 ------- ------------------------------------------------------   ------------
 COMMON AND PREFERRED STOCKS--Continued

         NETHERLANDS--11.58%

 129,218 ABN Amro Holdings (Banks)                                $  3,133,220
  35,102 Aegon NV HFL 2.5 (Financial Services & Property)            3,248,688
  52,796 Getroniics (Services)                                       2,639,419
  62,355 Heineken (Consumer Goods)                                   3,188,985
  53,044 Koninklijke KPN NV (Services)                               2,729,581
  15,811 Philips Elect NV (Electronics & Electrical Equipment)       1,625,942
  12,706 Royal Dutch Petroleum (Energy)                                761,580
  22,626 TNT Post Group NV (Transportation)                            577,500
  51,834 Unilever NV (Consumer Goods)                                3,444,167
  77,994 Vedior (Services)                                           1,316,164
  37,509 VNU NV (Consumer Goods)                                     1,271,878
  66,644 Wolters Kluwer (Consumer Goods)                             2,233,095
                                                                  ------------
         TOTAL NETHERLANDS                                          26,170,219

                                                                  ------------
         NORWAY--1.34%

 768,533 Den Norske Bank (Banks)                                     3,025,172
                                                                  ------------
         POLAND--0.39%

 102,502 Elektrim S.A. ORD (Capital Goods)                             887,095
                                                                  ------------
         ROMANIA--0.13%

   6,768 Societe Generale Romania Fund Ltd. (Mutual Fund)              304,560
                                                                  ------------
         SPAIN--1.79%

  28,139 Centros Comerciales (Services)                                530,350
  59,194 Fomento De Construc Y Contra (Building & Construction)      1,489,001

 112,100 Groupo Dragados SA (Building & Construction)                1,190,595
  49,957 Telefonica S.A. (Services)                                    827,754
                                                                  ------------
         TOTAL SPAIN                                                 4,037,700

                                                                  ------------
         SWEDEN--1.37%

  58,668 Atlas Copco (Capital Goods)                                 1,553,503
  31,601 Ericsson (Services)                                         1,318,797

OLD WESTBURY INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS
October 31, 1999 (Continued)

--------------------------------------------------------------------------------


  Shares                                 Value

 --------- ------------------------   ------------

 COMMON AND PREFERRED STOCKS--

 Continued
     4,300 Icon Medialab

           International (Services)   $    229,298

                                      ------------
           TOTAL SWEDEN                  3,101,598

                                      ------------
           SWITZERLAND--3.45% 681 Novartis CHF20 Reg S.A.

           ORD (Health Care)             1,021,231
       112 Roche Holdings (Health

           Care)                         1,348,066
     8,125 UBS AG (Banks)                2,370,059
     5,385 Zurich Allied AG
           (Financial Services &

           Property)                     3,056,600

                                      ------------
           TOTAL SWITZERLAND             7,795,956

                                      ------------
           UNITED KINGDOM--16.89%

   435,732 Associated British
           Foods, PLC (Consumer

           Goods)                        2,724,888
   300,103 BAA PLC ORD (Services)        2,203,698
   513,003 BG PLC (Services)             2,849,545
   223,982 BP Amoco PLC (Energy)         2,175,171
   300,278 Cable & Wireless PLC
           (Services)                    3,511,183
   121,134 Glaxo Welcome PLC

           (Health Care)                 3,577,937
   409,475 Great Universal Stores

           PLC (Consumer Goods)          3,111,212
   598,825 Hilton Group ORD
           (Services)                    1,826,855
   230,715 Land Securities ORD
           (Financial Services &
           Property)                     2,883,698

   286,139 National Westminster
           Bank (Banks)                  6,465,827
    79,790 Rio Tinto PLC

           (Materials)                   1,366,028
   577,171 Royal Sun Alliance ORD

           (Financial Services &
           Property)                     3,929,754

   526,985 Tesco PLC (Retail)            1,568,690
                                      ------------
           TOTAL UNITED KINGDOM         38,194,486

                                      ------------
 TOTAL COMMON AND PREFERRED STOCKS
   (cost $188,402,042)                 209,858,854

                                      ------------

                                                OLD WESTBURY INTERNATIONAL FUND
                                                       PORTFOLIO OF INVESTMENTS

                                                   October 31, 1999 (Concluded)

-------------------------------------------------------------------------------


 Principal

   Amount                                Value

 ---------- -----------------------   ------------
 U.S. GOVERNMENT AGENCIES--2.19%

            FEDERAL NATIONAL
            MORTGAGE ASSOCIATION
            ("FNMA")--2.19%

 $5,000,000 FNMA, 5.15%, 11/23/1999
            (cost $4,960,660)         $  4,960,660
                                      ------------
 TOTAL INVESTMENTS--95.02%

   (cost $193,362,702)                 214,819,514
 CASH AND OTHER ASSETS NET OF

 LIABILITIES--4.98%                     11,252,837

                                      ------------
 NET ASSETS--100%                     $226,072,351

                                      ============

               See Notes to Portfolio of Investments on Page 35.

OLD WESTBURY FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS

October 31, 1999

--------------------------------------------------------------------------------


 Principal

   Amount                                                         Value

 ---------- -------------------------------------------------   ----------

 BONDS--83.74%

            U.S. GOVERNMENT SECURITIES--41.18%

 $  500,000 U.S. Treasury Notes, 5.625%, 02/15/2006             $  487,734
    925,000 U.S. Treasury Notes, 6.50%, 10/15/2006                 940,898
  1,650,000 U.S. Treasury Notes, 5.875%, 11/15/2005              1,631,953
    255,000 U.S. Treasury Notes, 6.25%, 02/28/2002                 257,191
    500,000 U.S. Treasury Bonds, 6.00%, 02/15/2026                 473,984
                                                                ----------
            TOTAL                                                3,791,760

                                                                ----------
            OTHER BONDS--42.56%

     75,000 Aristar, Inc., 6.125%, 12/01/2000                       74,560
     25,000 Associates Corp. NA, 5.96%, 05/15/2037                  25,237
    175,000 Associates Corp. NA, 6.58%, 06/28/2002                 174,339
     20,000 Detroit Edison Co., 7.40%, 01/15/2003                   20,247
    200,000 DuPont EI De Nemours Co., 8.75%, 02/12/2001            205,087
    250,000 General Electric Capital Corp., 6.33%, 09/17/2001      249,377
    400,000 Homeside International, Inc., 11.25%, 05/15/2003       446,121
    500,000 Illinois Power, 6.75%, 03/15/2005                      487,335
    130,000 Kaiser Permanent, 9.55%, 07/15/2005                    143,371
     50,000 Merrill Lynch & Co., 6.375%, 10/01/2001                 49,984
     80,000 Morgan Guaranty Trust Euro, 6.625%, 06/30/2004          78,740
    100,000 New England Power Defeased, 8.00%, 08/01/2022          100,917
     25,000 Private Export Funding CP, 9.45%, 12/31/1999            25,140
    250,000 Private Export Funding CP, 8.40%, 07/31/2001           259,201
    100,000 Private Export Funding CP, 7.30%, 01/31/2002           102,262
     25,000 Private Export Funding CP, 6.90%, 01/31/2003            25,375
    300,000 Private Export Funding CP, 7.03%, 10/31/2003           305,920
    200,000 TCI Communications, Inc., 6.69%, 03/31/2006            201,621
    615,000 Tennessee Valley Authority (Put 07/2001), 6.235%,
            07/15/2045                                             612,213
    301,952 Wal-Mart Stores, 7.49%, 06/21/2007                     311,330
     20,000 Xerox Corp., 5.875%, 06/15/2037                         20,038
                                                                ----------
            TOTAL                                                3,918,415

                                                                ----------
 TOTAL BONDS (cost $7,921,559)                                   7,710,175
                                                                ----------

                                                 OLD WESTBURY FIXED INCOME FUND
                                                       PORTFOLIO OF INVESTMENTS

                                                   October 31, 1999 (Concluded)

-------------------------------------------------------------------------------



 Principal

  Amount                                                             Value

 --------- -----------------------------------------------------   ----------
 U.S. GOVERNMENT AGENCIES--6.55%

           FEDERAL HOME LOAN BANK
           ("FHLB")--5.46%

 $100,000  FHLB, 7.59%, 03/10/2005                                 $  104,983
  105,000  FHLB, 5.125%, 09/15/2003                                   100,390
  300,000  FHLB, 6.00%, 08/15/2002                                    297,422
                                                                   ----------
           TOTAL                                                      502,795

                                                                   ----------
           FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA")--1.09%
  106,000  FNMA, 5.125%, 02/13/2004                                   100,634

                                                                   ----------
 TOTAL U.S. GOVERNMENT AGENCIES

   (cost $615,953)                                                    603,429
                                                                   ----------
 TOTAL INVESTMENTS--90.29%

   (cost $8,537,512)                                                8,313,604
 CASH AND OTHER ASSETS NET OF

 LIABILITIES--9.71%                                                   894,061

                                                                   ----------
 NET ASSETS--100%                                                  $9,207,665

                                                                   ==========

              See Notes to Portfolios of Investments on Page 35.

OLD WESTBURY MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS

October 31, 1999

--------------------------------------------------------------------------------


 Principal

  Amount                                                               Value

 --------- ------------------------------------------------------   -----------
 LONG-TERM MUNICIPALS--84.00%

           ALABAMA--1.95%

 $400,000  Bessemer Governmental Utility Service Corp., 4.90%,
           06/01/2011                                               $   379,956
                                                                    -----------
           CONNECTICUT--2.50%

  500,000  Connecticut ST UT GO (Series C), 5.25%, 10/15/2013           486,970
                                                                    -----------
           ILLINOIS--12.12%

  200,000  Chicago Illinois AMBAC, 6.00%, 01/01/2011                    215,128
  400,000  Chicago Illinois Board Education GO AMBAC, 6.75%,
           12/01/2008                                                   444,696
  100,000  Chicago Park District Illinois GO UT Refunding Bonds,
           5.10% (Original Issue Yield: 5.200%), 1/1/2011 (AMBAC
           INS)                                                          96,770

  500,000  Cook County Illinois School District No. 87, 5.30%,
           12/01/2014                                                   470,285
  500,000  Dupage County Community High School, 4.875%,

           12/01/2018                                                   423,975
  225,000  Illinois Development Finance Authority Revenue, 5.00%,

           01/01/2008                                                   222,759
  100,000  Illinois Health Facs Authority, 5.25%, 11/15/2021             90,218
  210,000  Kane Co Community Unit School District Number 304 GO
           UT Refunding Bonds, 6.10%, 6/1/2006 (FGIC INS)               223,045
  200,000  St. Clair County Illinois High School, 4.85%,
           10/01/2015                                                   175,502

                                                                    -----------
           TOTAL                                                      2,362,378

                                                                    -----------
           INDIANA--1.97%

  400,000  Seymour Indiana Community High School Building Corp.,
           5.15%, 07/05/2012                                            385,192

                                                                    -----------
           KENTUCKY--4.10%

  800,000  Jefferson County Kentucky Health Systems Revenue,
           10/23/2024                                                   800,000
                                                                    -----------

                                               OLD WESTBURY MUNICIPAL BOND FUND
                                                       PORTFOLIO OF INVESTMENTS

                                                   October 31, 1999 (Continued)

-------------------------------------------------------------------------------


 Principal

  Amount                                                              Value

 --------- -----------------------------------------------------   -----------
 LONG-TERM MUNICIPALS--Continued

           MASSACHUSETTS--3.51%

 $675,000  Massachusetts State (Series C) GO, 5.00%, 09/01/2004    $   684,808
                                                                   -----------
           MICHIGAN--6.72%

  350,000  Memphis Michigan Community School, 4.95%, 05/01/2013        328,023
  100,000  Michigan Municipal Bond Authority Revenue Refunding

           Bonds (Series A), 5.00%, 10/1/2000                          101,052
  350,000  Oakridge Michigan Public Schools, 4.85%, 05/01/2013         325,371
  460,000  Parchment School District Michigan Govt, 5.00%,

           05/01/2025                                                  399,239
  175,000  St. John's Michigan Public Schools, 5.00%, 05/01/2021       154,788

                                                                   -----------
           TOTAL                                                     1,308,473

                                                                   -----------
           NEBRASKA--2.29%

  500,000  American Public Energy Agency, 4.375%, 06/01/2010           446,790
                                                                   -----------
           NEW JERSEY--3.63%

  500,000  New Jersey Transportation Tr Fund, 4.75%, 06/15/2001        503,535
  200,000  New Jersey Transportation Tr Fund, 5.25%, 06/15/2006        203,452
                                                                   -----------
           TOTAL                                                       706,987

                                                                   -----------
           NEW YORK--11.52%

  800,000  New York City Municipal Water Finance, 06/15/2013           800,000
   20,000  New York City NY Rfd (Series 95D), 6.00% (Original
           Issue Yield: 6.200%), 2/15/2020                              21,291
  800,000  NY ST Energy R&D Auth Poll Contr Rev, 08/01/2028            800,000
  500,000  Triborough Bridge & Tunnel, 5.00%, 01/01/2017               446,350
  200,000  Triborough Bridge & Tunnel, 5.20%, 01/01/2022               177,380
                                                                   -----------
           TOTAL                                                     2,245,021

                                                                   -----------

OLD WESTBURY MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 1999 (Continued)

--------------------------------------------------------------------------------


 Principal

  Amount                                                               Value

 --------- ------------------------------------------------------   -----------
 LONG-TERM MUNICIPALS--Continued

           OHIO--1.02%

 $200,000  Evergreen Ohio Local School District, 5.35%,

           12/01/2012                                               $   198,138
                                                                    -----------
           OKLAHOMA--2.50%

  500,000  Oklahoma City Oklahoma GO, 5.00%, 07/01/2011                 486,615
                                                                    -----------
           PENNSYLVANIA--2.84%

  500,000  Council Rock Pennsylvania School District, 4.45%,
           11/15/2011                                                   450,950
  100,000  Montgomery County Pennsylvania GO UT (Series A), 6.10%
           (Original Issue Yield: 6.150%), 10/15/2025                   102,030
                                                                    -----------
           TOTAL                                                        552,980

                                                                    -----------
           RHODE ISLAND--1.87%

  400,000  Rhode Island Clean Water Pro., 4.50%, 10/01/2011             363,404
                                                                    -----------
           SOUTH CAROLINA--0.55%

  100,000  Piedmont Municipal Power Agency, SC, Electric Revenue
           Refunding Bonds, 6.30% (Original Issue Yield: 6.490%),
           1/1/2022 (MBIA INS)                                          106,856
                                                                    -----------
           TENNESSEE--3.00%

  455,000  Franklin Tennessee Spl School District, 5.20%,

           06/01/2012                                                   442,701
  140,000  Memphis Tennessee San Sewer, 5.75%, 10/01/2014               141,901
                                                                    -----------
           TOTAL                                                        584,602

                                                                    -----------
           TEXAS--5.59%

  500,000 Lamar ISD Texas GO Refunding Bonds, 4.90%, 02/15/2016 444,250 125,000
  Mission Texas Independent School District GO UT, 4.50%

           (Original Issue Yield: 5.450%), 2/15/2018                    102,891


                                               OLD WESTBURY MUNICIPAL BOND FUND
                                                       PORTFOLIO OF INVESTMENTS

                                                   October 31, 1999 (Continued)

-------------------------------------------------------------------------------


 Principal

  Amount                                                               Value

 --------- ------------------------------------------------------   -----------
 LONG-TERM MUNICIPALS--Continued
 $100,000  North Central Texas Health, 5.75%, 06/01/2026            $    96,565
  500,000  Round Rock Texas School, 4.70%, 08/01/2014                   445,945
                                                                    -----------
           TOTAL                                                      1,089,651

                                                                    -----------
           UTAH--1.93%

  400,000  Intermountain Power Agency, Utah, 5.25%, 07/01/2015          375,572
                                                                    -----------
           WASHINGTON--7.87%

  300,000  King County Washington Sewer GO/Rev, 6.25%, 01/01/2035       302,865
  300,000  Seattle Washington Muni Light & Power, 5.00%,

           07/01/2016                                                   269,232
  400,000  Seattle Washington Muni Met, 6.25%, 01/01/2017               426,232
  400,000  Washington HI Educational Fac Authority, 5.00%,
           04/01/2017                                                   353,968
  180,000  Washington State GO DD--14&B, 6.00%, 09/01/2019              180,430
                                                                    -----------
           TOTAL                                                      1,532,727

                                                                    -----------
           WEST VIRGINIA--0.26%

   50,000  West Virginia GO FGIC, 5.25%, 06/01/2010                      50,078
                                                                    -----------
           WISCONSIN--3.77%

  125,000  Milwaukee Wisconsin UT GO Refunding Bonds, 4.80%
           (Original Issue Yield: 4.950%), 12/1/2000                    126,080
  400,000  Waupun Wisconsin School District, 4.85%, 04/01/2014          366,500
  240,000  Wisconsin Health Education Fac Authority, 6.125%,
           08/15/2022                                                   241,315

                                                                    -----------
           TOTAL                                                        733,895

                                                                    -----------
           PUERTO RICO--2.49%

  100,000  Puerto Rico Commonwealth UT GO, 5.75% (Original Issue
           Yield: 4.820), 7/1/2012 (MBIA INS)                           103,823

  250,000  Puerto Rico Electric Power Authority, 4.50%,

           07/01/2018                                                   207,725


OLD WESTBURY MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 1999 (Concluded)

--------------------------------------------------------------------------------


 Principal

  Amount                                Value

 --------- -----------------------   -----------

 LONG-TERM MUNICIPALS--Continued

 $200,000  Puerto Rico Electric
           Power Authority, 4.75%,

           07/01/2017                $   173,182
                                     -----------
           TOTAL                         484,730

                                     -----------
 TOTAL INVESTMENTS--84.00%

 (cost $17,127,527)                   16,365,823
 CASH AND OTHER ASSETS NET OF
 LIABILITIES--16.00%                   3,118,511

                                     -----------
 NET ASSETS--100.00%                 $19,484,334

                                     ===========

               See Notes to Portfolio of Investments on Page 35.

                                                       OLD WESTBURY FUNDS, INC.
                                             NOTES TO PORTFOLIOS OF INVESTMENTS

                                                               October 31, 1999

-------------------------------------------------------------------------------
(a)  Non-income producing security.

(b) Denotes a restricted security which is subject to restrictions on resale under Federal and International Securities laws. At the end of the period, these securities amounted to $2,007,750, which represents 1.0% of Growth Opportunity Fund's net assets.

The following abbreviations are used in these portfolios:

ADR--American Depositary Receipts AMBAC--American Municipal Bond Assurance Company FGIC--Financial Guaranty Insurance Company GO--General Obligation GDR--Global Depositary Receipts GTD--Guaranty INS--Insured MBIA--Municipal Bond Investors Assurance ORD--Ordinary Shares PLC--Public Limited Company UT--Unlimited Tax

                      See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES

October 31, 1999

--------------------------------------------------------------------------------



                                 Core         Growth                      Fixed      Municipal
                               Equities    Opportunity   International    Income       Bond

                                 Fund         Fund           Fund         Fund        Fund

                              -----------  ------------  -------------  ----------  -----------
Assets:

 Investments, at market

  value...................... $83,699,342  $194,332,562  $214,819,514   $8,313,604  $16,365,823
 Cash and equivalents........   1,479,677     7,726,622     6,202,772      648,580    2,636,374
 Accrued income receivable...      25,435       380,224       346,865      160,345      262,531
 Receivable for fund shares
  sold.......................     132,350       131,425        30,025           --       88,500
 Receivable for investments
  sold.......................          --     3,997,793     7,039,725           --      464,261
 Receivable for withholding
  taxes--dividends...........          --            --       246,686           --           --
 Deferred organization

  expense....................          --        13,415            --           --           --
 Prepaid expenses............          --            --            --       85,136       13,170
                              -----------  ------------  ------------   ----------  -----------
   Total assets..............  85,336,804   206,582,041   228,685,587    9,207,665   19,830,659
                              -----------  ------------  ------------   ----------  -----------
Liabilities:

 Operating expenses payable..     262,994       513,403       532,166           --           --
 Payable for fund shares
  redeemed...................          --       150,000            --           --           --
 Payable for investments
  purchased..................     507,939            --     2,081,070           --      346,325
                              -----------  ------------  ------------   ----------  -----------
   Total liabilities.........     770,933       663,403     2,613,236           --      346,325
                              -----------  ------------  ------------   ----------  -----------
Net Assets................... $84,565,871  $205,918,638  $226,072,351   $9,207,665  $19,484,334
                              ===========  ============  ============   ==========  ===========
 Net Assets consist of:

 Paid in capital............. $73,218,469  $215,484,940  $203,769,981   $9,421,141  $20,241,003
 Undistributed net investment
  income.....................          --       169,925     2,063,106      127,392      220,583
 Accumulated net realized
  gain/(loss) on investments
  and foreign currency

  translations...............  (2,101,271)  (23,688,168)   (1,196,912)    (116,960)    (215,548)
 Net unrealized
  appreciation/(depreciation)
  on investments and foreign

  currency translations......  13,448,673    13,951,941    21,436,176     (223,908)    (761,704)
                              -----------  ------------  ------------   ----------  -----------
Net Assets................... $84,565,871  $205,918,638  $226,072,351   $9,207,665  $19,484,334
                              ===========  ============  ============   ==========  ===========
Net Asset Value, Maximum
 Offering Price and
 Redemption Proceeds

 Per Share................... $     12.99  $      11.31  $      12.24   $    10.07  $      9.92
                              -----------  ------------  ------------   ----------  -----------
Shares of Capital Stock

 Outstanding.................   6,512,564    18,200,827    18,474,914      914,729    1,964,331
                              -----------  ------------  ------------   ----------  -----------
Investments, at cost......... $70,250,669  $180,380,621  $193,362,702   $8,537,512  $17,127,527
                              -----------  ------------  ------------   ----------  -----------

                       See Notes to Financial Statements.

                                                        OLD WESTBURY FUNDS, INC.
                                                        STATEMENTS OF OPERATIONS

                                             For the Year Ended October 31, 1999

--------------------------------------------------------------------------------


                                 Core        Growth                     Fixed     Municipal
                               Equities    Opportunity  International   Income       Bond

                                 Fund         Fund          Fund         Fund       Fund

                              -----------  -----------  ------------- ----------  ----------
Investment Income:

 Dividends(a) ..............  $   314,304  $  561,087    $ 2,893,766  $       --  $       --
 Interest ..................      183,110   1,835,581        472,533     472,669     702,033
                              -----------  ----------    -----------  ----------  ----------
 Total income...............  $   497,414  $2,396,668    $ 3,366,299  $  472,669  $  702,033
                              -----------  ----------    -----------  ----------  ----------
Expenses:

 Investment advisory .......      425,799   1,242,474      1,179,724      35,407      69,408
 Custody....................       91,000     238,553        301,488      11,802      23,136
 Administration.............       88,449     225,228        212,271      75,000      75,000
 Shareholder servicing......      151,058     400,197        376,690      19,670      38,560
 Registration...............       19,925      27,649         11,408      26,444      26,469
 Amortization of
  organization costs........           --       5,957             --          --          --
 Insurance premiums.........        5,020       5,020          5,020       5,020       5,020
 Printing and postage.......        7,000       6,967         14,557       5,000       7,000
 Legal......................        3,836       3,201         18,704      10,028      10,000
 Audit......................       31,000      38,638         34,644      21,000      22,800
 Transfer agent.............       24,000      16,144         19,461      24,000      24,000
 Directors..................       14,031      13,970         13,970      13,970      13,970
 Miscellaneous..............        1,000       4,266          6,706       1,000       1,000
                              -----------  ----------    -----------  ----------  ----------
 Total expenses.............      862,118   2,228,264      2,194,643     248,341     316,363
Less fees waived and
 reimbursed:
 Waiver of investment

  advisory fee..............     (112,848)         --             --     (35,407)    (69,408)
 Waiver of administration

  fee.......................           --     (23,618)       (40,276)    (63,556)    (52,636)
 Reimbursement of other
  operating

  expenses..................           --          --             --     (66,657)    (32,124)
                              -----------  ----------    -----------  ----------  ----------
 Total waivers and

  reimbursements............     (112,848)    (23,618)       (40,276)   (165,620)   (154,168)
                              -----------  ----------    -----------  ----------  ----------
 Net expenses...............      749,270   2,204,646      2,154,367      82,721     162,195
                              -----------  ----------    -----------  ----------  ----------
Net Investment

Income/(Loss)...............     (251,856)    192,022      1,211,932     389,948     539,838
                              -----------  ----------    -----------  ----------  ----------
Net Realized and Unrealized
Gain/(Loss):

 Net realized gain/(loss) on

  investments...............      264,674  (9,617,282)    21,478,494    (116,960)   (215,548)
 Net realized loss on
  foreign currency

  transactions..............           --          --        (19,698)         --          --
 Net change in unrealized
  appreciation/(depreciation)

  on investments               11,959,630  14,338,185     13,353,433    (477,873)   (980,440)
 Net change in unrealized
  appreciation/(depreciation)
  on translations of assets
  and liabilities in foreign
  currencies and foreign

  currency contracts........           --          --        (32,361)         --          --
                              -----------  ----------    -----------  ----------  ----------
Net Realized and Unrealized

Gain/(Loss).................   12,224,304   4,720,903     34,779,868    (594,833) (1,195,988)
                              -----------  ----------    -----------  ----------  ----------
Net Increase/(Decrease) in
Net Assets Resulting from

Operations..................  $11,972,448  $4,912,925    $35,991,800  $(204,885)  $(656,150)
                              ===========  ==========    ===========  ==========  ==========

(a) International Fund dividends are shown net of foreign withholding tax of $412,139.

                       See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------


                                                             Growth

                            Core Equities Fund          Opportunity Fund

                         -------------------------  --------------------------
                             Year        Period         Year          Year
                            Ended         Ended        Ended         Ended

                         October 31,   October 31,  October 31,   October 31,
                             1999        1998(a)        1999          1998

                         ------------  -----------  ------------  ------------
From Operations:

 Net investment

   income/(loss)........ $   (251,856) $    (3,797) $    192,022  $   (566,036)
 Net realized
   gain/(loss) on

   investments and

   foreign

   currency transactions.     264,674   (2,365,945)   (9,617,282)  (13,681,337)
 Net change in
   unrealized
   appreciation/
   (depreciation)

   on investments and
   foreign currency

   translations.........   11,959,630    1,489,043    14,338,185    (1,535,666)
                         ------------  -----------  ------------  ------------
 Net increase/(decrease)
   in net assets from

   operations...........   11,972,448     (880,699)    4,912,925   (15,783,039)
                         ------------  -----------  ------------  ------------
Distributions to
Shareholders:

 From net investment

   income...............      (36,366)          --            --            --
                         ------------  -----------  ------------  ------------
 Net decrease in net

   assets

   from distributions...      (36,366)          --            --            --
                         ------------  -----------  ------------  ------------
From Capital Stock
  Transactions:

 Net proceeds from sale

   of capital stock.....   53,578,441   37,724,214   128,272,296   108,442,049
 Reinvestment of

   dividends............       23,122           --            --            --
 Net cost of capital
   stock redeemed.......  (14,136,113)  (3,679,176)  (41,091,497)  (30,361,846)
                         ------------  -----------  ------------  ------------
 Net increase in net
   assets resulting from
   capital stock

   transactions.........   39,465,450   34,045,038    87,180,799    78,080,203
                         ------------  -----------  ------------  ------------
 Net Increase in

   Net Assets...........   51,401,532   33,164,339    92,092,724    62,297,164
                         ------------  -----------  ------------  ------------
Net Assets:

 Beginning of period....   33,164,339           --   113,824,914    51,527,750
                         ------------  -----------  ------------  ------------
 End of period.......... $ 84,565,871  $33,164,339  $205,918,638  $113,824,914
                         ============  ===========  ============  ============
 Undistributed net
   investment
   income included in
   net assets at end

   of period............ $         --  $        --  $    169,925  $         --
                         ============  ===========  ============  ============

(a)  For the period March 2, 1998 (commencement of operations) to October 31,
     1998.

                       See Notes to Financial Statements.

                                                       OLD WESTBURY FUNDS, INC.
                                            STATEMENTS OF CHANGES IN NET ASSETS

                                                                    (Continued)

-------------------------------------------------------------------------------



                              International Fund          Fixed Income Fund

                           --------------------------  ------------------------
                               Year          Year         Year        Period
                              Ended         Ended         Ended        Ended

                           October 31,   October 31,   October 31,  October 31,
                               1999          1998         1999        1998(a)

                           ------------  ------------  -----------  -----------
From Operations:

 Net investment

   income/(loss).......... $  1,211,932  $  1,955,296  $  389,948   $    83,426
 Net realized gain/(loss)
   on investments and
   foreign currency

   transactions...........   21,458,796   (20,123,751)   (116,960)       41,374
 Net change in unrealized
   appreciation/
   (depreciation)
   on investments and
   foreign currency

   translations...........   13,321,072     4,268,221    (477,873)      253,965
                           ------------  ------------  ----------   -----------
 Net increase/(decrease)
   in net assets from

   operations.............   35,991,800   (13,900,234)   (204,885)      378,765
                           ------------  ------------  ----------   -----------
Distributions to
Shareholders:

 From net investment

   income.................   (2,809,583)   (2,302,398)   (346,282)           --
 From capital gains.......           --    (9,209,591)    (41,074)           --
                           ------------  ------------  ----------   -----------
 Net decrease in net

   assets

   from distributions.....   (2,809,583)  (11,511,989)   (387,356)           --
                           ------------  ------------  ----------   -----------
From Capital Stock
  Transactions:

 Net proceeds from sale of

   capital stock..........  117,263,751    55,256,898   6,379,379     7,429,200
 Reinvestment of

   dividends..............    1,478,924     8,611,100     173,982            --
 Net cost of capital stock
   redeemed...............  (49,084,485)  (89,017,239) (2,352,113)   (2,209,307)
                           ------------  ------------  ----------   -----------
 Net increase/(decrease)
   in net assets resulting
   from capital stock

   transactions...........   69,658,190   (25,149,241)  4,201,248     5,219,893
                           ------------  ------------  ----------   -----------
 Net Increase/(Decrease)

   in Net Assets..........  102,840,407   (50,561,464)  3,609,007     5,598,658
                           ------------  ------------  ----------   -----------
Net Assets:

 Beginning of period......  123,231,944   173,793,408   5,598,658            --
                           ------------  ------------  ----------   -----------
 End of period............ $226,072,351  $123,231,944  $9,207,665   $ 5,598,658
                           ============  ============  ==========   ===========
 Undistributed net
   investment income
   included in net assets

   at end of period....... $  2,063,106  $    817,726  $  127,392   $    83,426
                           ============  ============  ==========   ===========

(a) For the period March 12, 1998 (commencement of operations) to October 31, 1998.

                      See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS

(Concluded)

--------------------------------------------------------------------------------



                                                        Municipal Bond Fund

                                                      ------------------------
                                                         Year        Period
                                                         Ended        Ended

                                                      October 31,  October 31,
                                                         1999        1998(a)

                                                      -----------  -----------
From Operations:

 Net investment income............................... $   539,838  $   131,951
 Net realized gain/(loss) on investments and foreign
   currency transactions.............................    (215,548)      46,806
 Net change in unrealized appreciation/(depreciation)
   on investments and foreign currency translations..    (980,440)     218,736
                                                      -----------  -----------
 Net increase/(decrease) in net assets from

   operations........................................    (656,150)     397,493
                                                      -----------  -----------
Distributions to Shareholders:

 From net investment income..........................    (451,546)          --
 From capital gains..................................     (46,466)          --
                                                      -----------  -----------
 Net decrease in net assets from distributions.......    (498,012)          --
                                                      -----------  -----------
From Capital Stock Transactions:

 Net proceeds from sale of capital stock.............  11,797,870   11,257,900
 Reinvestment of dividends...........................     148,516           --
 Net cost of capital stock redeemed..................  (2,358,271)    (605,012)
                                                      -----------  -----------
 Net increase in net assets resulting from

   capital stock transactions........................   9,588,115   10,652,888
                                                      -----------  -----------
 Net Increase in Net Assets..........................   8,433,953   11,050,381
                                                      -----------  -----------
Net Assets:

 Beginning of period.................................  11,050,381           --
                                                      -----------  -----------
 End of period....................................... $19,484,334  $11,050,381
                                                      ===========  ===========
 Undistributed net investment income included in net

   assets at end of period........................... $   220,583  $   131,951
                                                      ===========  ===========

(a)  For the period March 6, 1998 (commencement of operations) to October 31,
     1998.

                       See Notes to Financial Statements.

                      [This Page Intentionally Left Blank]

OLD WESTBURY FUNDS, INC.
FINANCIAL HIGHLIGHTS

October 31, 1999

-------------------------------------------------------------------------------
(For a share outstanding throughout each period)


                                   Net realized
                                       and

                                    unrealized

             Net asset    Net     gain/(loss) on            Distributions Distributions
  Period      value,   investment  investments,  Total from   from net        from

   ended     beginning  income/    and foreign   investment  investment      capital
October 31,  of period   (loss)     currencies   operations    income         gains

-----------  --------- ---------- -------------- ---------- ------------- -------------
Core Equities Fund

1999          $10.01     (0.03)        3.02         2.99        (0.01)           --
1998
(a)(e)        $10.00     (0.01)        0.02         0.01           --            --
Growth Opportunity Fund
1999          $10.63     (0.02)        0.70         0.68           --            --
1998          $11.82     (0.07)       (1.12)       (1.19)          --            --
1997

  (b)(e)      $10.00     (0.06)        1.88         1.82           --            --
International Fund
1999          $ 9.74      0.14         2.61         2.75        (0.25)           --
1998          $11.75      0.14        (1.25)       (1.11)       (0.18)        (0.72)
1997          $11.16      0.12         0.62         0.74        (0.15)           --
1996          $ 9.80      0.13         1.37         1.50        (0.14)           --
1995          $10.81      0.14        (1.07)       (0.93)       (0.08)           --
Fixed Income Fund
1999          $10.93      0.48        (0.75)       (0.27)       (0.51)        (0.08)
1998

  (c)(e)      $10.00      0.28         0.65         0.93           --            --
Municipal Bond Fund
1999          $10.62      0.43        (0.77)       (0.34)       (0.32)        (0.04)
1998

  (d)(e)      $10.00      0.21         0.41         0.62           --            --
---------------------------------------------------------------------------------------

  * Total return is calculated without a sales charge assuming a purchase of shares on the first day and a sale on the last day of the period.

 ** Annualized.

(a) For the period from March 2, 1998 (commencement of operations) to October 31, 1998.

(b) For the period from February 28, 1997 (commencement of operations) to October 31, 1997.

(c) For the period from March 12, 1998 (commencement of operations) to October 31, 1998.

(d) For the period from March 6, 1998 (commencement of operations) to October 31, 1998.

(e) Per share values calculated using average shares outstanding.

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------


                                        Ratios to
                                    Average Net Assets
                                    ------------------     Net assets,

               Net asset                         Net           end      Portfolio
    Total      value, end  Total     Net     investment     of period   turnover

distributions  of period  return*  expenses  income/loss  (000 omitted)   rate

-------------  ---------- -------  --------  -----------  ------------- ---------
    (0.01)       $12.99     29.9%    1.23%      (0.41%)     $ 84,566      116%
       --        $10.01      0.1%    1.25%**    (0.03%)**   $ 33,164       56%
       --        $11.31      6.4%    1.38%       0.12%      $205,919      102%
       --        $10.63    (10.1%)   1.48%      (0.57%)**   $113,825      140%
       --        $11.82     18.2%    1.50%**    (0.79%)**   $ 51,528       46%
    (0.25)       $12.24     28.8%    1.43%       0.80%      $226,072      160%
    (0.90)       $ 9.74    (10.2%)   1.49%       1.27%**    $123,232      129%
    (0.15)       $11.75      6.6%    1.50%       0.98%      $173,793       58%
    (0.14)       $11.16     15.5%    1.50%       1.19%      $135,794       55%
    (0.08)       $ 9.80     (8.6%)   1.50%       1.40%      $104,194       32%
    (0.59)       $10.07     (2.7%)   1.05%       4.96%      $  9,208       83%
       --        $10.93      9.3%    1.05%**     4.48%**    $  5,599       30%
    (0.36)       $ 9.92     (3.3%)   1.05%       3.50%      $ 19,484       96%
       --        $10.62      6.2%    1.05%**     3.40%**    $ 11,050       40%
---------------------------------------------------------------------------------

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS

October 31, 1999

-------------------------------------------------------------------------------


1. Organization and Significant Accounting Policies. Old Westbury Funds, Inc. (the "Fund"), a Maryland corporation registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund's Articles of Incorporation permit the Board of Directors ("Directors") to create an unlimited number of series, each of which is a separate class of shares. At October 31, 1999, the Fund consisted of five separate investment portfolios (each portfolio individually referred to as a "Portfolio") which are presented herein:

Portfolio Name                        Investment Objective
Old Westbury Core Equities Fund       Long-term capital appreciation.

("Core Equities Fund")

Old Westbury Growth Opportunity Fund  Capital appreciation.
("Growth Opportunity Fund")
Old Westbury International Fund       Long-term growth of capital.

("International Fund")

Old Westbury Fixed Income Fund        Total return.
("Fixed Income Fund")
Old Westbury Municipal Bond Fund      High level of current income
("Municipal Bond Fund")               exempt from federal regular

                                      income tax.

  The Fund was incorporated under the laws of the state of Maryland on August 26, 1993 and commenced operations on October 22, 1993.

  The following is a summary of the significant accounting policies followed by the Fund:

  A. Cash and Equivalents. Cash and equivalents for the Growth Opportunity Fund, Core Equities Fund and Fixed Income Fund consist primarily of an investment in the SEI Government II Money Market Fund. For the International Fund cash and equivalents consist in part of an investment in the SEI Government II Money Market Fund. Cash and equivalents for the Municipal Bond Fund consist primarily of an investment in the SEI Tax Free Money Market Fund. While a money market fund seeks to maintain a stable net asset value of $1/share, there is no assurance that it will do so.

  B. Valuation of Investments. Securities listed on an exchange are valued, except as indicated below, at the last sale price reflected at the close of the regular trading session of the exchange on the business day as of which such value is being determined. If there has been no sale on such

                                                       OLD WESTBURY FUNDS, INC.
                                                  NOTES TO FINANCIAL STATEMENTS

                                                   October 31, 1999 (Continued)

-------------------------------------------------------------------------------

day, the securities are valued at the mean of the closing bid and asked prices. If no bid or asked prices are quoted, then the security is valued at a fair value determined in accordance with procedures approved by the Board of Directors. Portfolio securities traded on more than one national securities exchange are valued at the last sale price on the exchange representing the principal market for such securities.

  Securities traded in the over-the-counter market, including listed securities whose primary market is believed by Bessemer Trust Company, N.A. ("Bessemer"), the Fund's investment advisor (the "Advisor"), to be over-the-counter, are valued at the mean of the last reported bid and asked prices from such sources as the Board of Directors deems appropriate to reflect their fair value.

  Debt instruments having 60 days or less remaining until maturity are valued at amortized cost. Debt instruments having a greater remaining maturity will be valued at the bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors. All other investment assets, including restricted and not readily marketable securities, are valued under procedures established by and under the general supervision and responsibility of the Board of Directors designed to reflect in good faith the fair value of such securities.

  C. Foreign Currency Translation. The books and records of the International Fund are maintained in United States dollars. Foreign currency amounts are translated into United States dollars on the following basis:

    (i) value on investment securities, other assets and liabilities--at the current rates of exchange.

    (ii) purchases and sales of investment securities, income, and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

  Although the net assets of the Portfolio are presented at the foreign exchange rates and values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the value of the securities held at the end of the period. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the value of portfolio securities sold during the period.

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
October 31, 1999 (Continued)

-------------------------------------------------------------------------------


  Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political and economic instability.

  D. Forward Foreign Currency Contracts. The International Fund may enter into forward foreign currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. There were no forward foreign currency contracts open at October 31, 1999.

  E. Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are determined on the identified cost method. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date except that, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Interest income, including amortization of premiums and discounts, is accrued daily.

  F. Deferred Organization Expenses. Expenses incurred by each Portfolio in connection with its organization and the initial public offering of the Portfolio's shares are being amortized on a straight-line basis over a five-year period.

  G. Federal Taxes. It is the policy of the Fund to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income or excise tax provision is required.

                                                       OLD WESTBURY FUNDS, INC.
                                                  NOTES TO FINANCIAL STATEMENTS

                                                   October 31, 1999 (Continued)

-------------------------------------------------------------------------------


  At October 31, 1999, each Portfolio had the following capital loss carryforwards for federal income tax purposes, which will expire in the following years:


Portfolio Name                            2005      2006      2007      Total
---------------------------------------- ------- ---------- --------- ----------
Core Equities Fund......................          1,758,944            1,758,944
Growth Opportunity Fund................. 366,810 12,180,857 9,522,117 22,069,784
International Fund......................            891,732              891,732
Fixed Income Fund.......................                      116,960    116,960
Municipal Bond Fund.....................                      215,548    215,548


  The capital loss carryforward will reduce each Portfolio's taxable income arising from future net realized gains on investments, if any, to extent permitted by the Code, and thus, will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve each Portfolio of any liability for federal tax.

  H. Distributions to Shareholders. The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by: differences in the timing of the recognition of certain components of income, expense, and capital gain; and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gain for federal tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Portfolio.

  I. Restricted Securities. Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
October 31, 1999 (Continued)

-------------------------------------------------------------------------------

market prices are available, at the fair value as determined in accordance with procedures approved by the Board of Directors.

  Additional information on the restricted security held in Growth Opportunity Fund at October 31, 1999 is as follows:

      Security             Acquisition Date     Acquisition Cost

      --------             ----------------     ------------------
Candescent Technology         4/17/1998             $2,677,000

  J. Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements. Actual results could differ from these estimates.

2. Transactions with Affiliates.

  A. Investment Advisory Fees. Pursuant to an advisory contract, the Fund has retained Bessemer to make investment decisions. The investment advisory fee paid to the advisor is computed daily and paid monthly in accordance with the following schedule:

  Core Equities Fund--0.70% of the first $100 million of the Portfolio's average net assets, 0.65% of the second $100 million of such assets and 0.60% of such assets exceeding $200 million.

  Growth Opportunity Fund and International Fund--0.80% of the first $100 million of the Portfolio's average net assets, 0.75% of the second $100 million of such assets and 0.70% of such assets exceeding $200 million.

  Fixed Income Fund and Municipal Bond Fund--0.45% of the first $100 million of the Portfolio's average net assets, 0.40% of the second $100 million of such assets and 0.35% of such assets exceeding $200 million.

  B. Administration Fees. Federated Administrative Services ("FAS") serves as administrator. Edgewood Services, Inc. serves as distributor and shareholder servicing agent. FAS provides administrative services necessary for the overall administration of the Fund including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of the Fund, the preparation and filing of all documents required for compliance by the Fund with applicable laws and regulations; providing equipment and personnel necessary for maintaining the organization of the Fund; preparation of certain documents in connection with meetings of the Board of Directors

                                                       OLD WESTBURY FUNDS, INC.
                                                  NOTES TO FINANCIAL STATEMENTS

                                                   October 31, 1999 (Continued)

-------------------------------------------------------------------------------

and shareholders; the maintenance of books and records of the Fund; and paying the compensation of the Fund officers and Directors affiliated with FAS. For providing these services, FAS received from the Fund a fee accrued daily and paid monthly at an annual rate equal to 0.15% of the total average daily net assets of the Portfolios within the Fund up to $250 million; 0.125% on the next $250 million of such assets; 0.10% on the next $250 million of such assets; and 0.075% of such assets over $750 million. The administrative fee received during any fiscal year shall be at least $75,000 per Portfolio. FAS may choose to voluntarily waive a portion of its fee at any time.

  C. Distribution and Service Plan and Distribution Reimbursement Fees. The Directors adopted a distribution and service plan (the "Plan") for the Fund pursuant to Rule 12b-1 of the Act, and pursuant to the Plan, the Fund entered into a distribution agreement and a shareholder servicing agreement with Edgewood Services, Inc. and a shareholder servicing agreement with Bessemer. Under its shareholder servicing agreement, Bessemer received payments from the Fund to permit it to make payments to broker-dealers for providing shareholder services. Under its shareholder servicing agreement, Edgewood Services, Inc. receives payments for the Fund to permit it to make payments to broker-dealers for providing shareholder services. Under its shareholder servicing agreement, Bessemer is permitted (i) to receive a payment from the Fund attributable to Bessemer's clients (and its affiliates) for providing shareholder services to such clients and (ii) to receive payments to permit it to make payments to other financial institutions as shareholder servicing agents. The total of shareholder servicing fees in the aggregate payable to Edgewood Services, Inc. and Bessemer will not exceed 0.25% per annum of the Fund's average daily net assets.

  The distribution agreement with Edgewood Services, Inc. provides for reimbursement to Edgewood Services, Inc. by the Fund for its distribution, promotional and advertising costs incurred in connection with the distribution of the Fund shares in an amount not to exceed 0.10% per annum of the Fund's average daily net assets.

  In addition, the Fund will pay for certain other expenses under the Plan. These expenses shall not exceed an amount equal to 0.05% per annum of the Fund's average daily net assets.

  D. Directors' Fees. Each Director who is not an "interested person" (as defined in the Act) of the Fund receives a $5,000 annual retainer plus

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
October 31, 1999 (Continued)

-------------------------------------------------------------------------------

$1,500 per meeting and is reimbursed for out-of-pocket expenses incurred in connection with committee or board meetings.

  Effective May 5, 1999 the directors fees were increased whereby each director who is not an "interested person" (as defined by the Act) of the Fund receives a $12,000 annual retainer plus $2,000 per meeting and is reimbursed for out-of-pocket expenses incurred in connection with committee or board meetings.

  E. Custody Fees. The Fund has retained Bessemer to serve as the Fund's custodian. Bessemer is responsible for maintaining the books and records of the Fund's securities and cash. For providing these services, Bessemer receives from each Portfolio a fee accrued and paid monthly at an annual rate equal to 0.15% (0.20% for the International Fund) of the average daily net assets of the Portfolio.

3. Capital Stock. The Fund has authorized a total of 20 billion shares of common stock (par value $0.001 per share) and is permitted to issue 4 billion of the authorized shares in each of the Portfolios. Transactions in shares of capital stock were as follows:


                                           Core Equities Fund

                             --------------------------------------------------
                                     For the                   For the
                                   Year Ended               Period Ended

                                October 31, 1999         October 31, 1998(a)

                             ------------------------  ------------------------
                               Shares      Dollars       Shares      Dollars

                             ----------  ------------  ----------  ------------
Common stock sold...........  4,336,116  $ 53,578,441   3,656,493   $37,724,214
Reinvestment of dividends...      2,092        23,122          --            --
Common stock redeemed....... (1,138,157)  (14,136,113)   (343,980)   (3,679,176)

                             ----------  ------------  ----------  ------------
Net increase................  3,200,051  $ 39,465,450   3,312,513   $34,045,038
                             ==========  ============  ==========  ============


                                         Growth Opportunity Fund

                             --------------------------------------------------
                                     For the                   For the
                                   Year Ended                Year Ended

                                October 31, 1999          October 31, 1998
                             ------------------------  ------------------------
                               Shares      Dollars       Shares      Dollars

                             ----------  ------------  ----------  ------------
Common stock sold........... 11,137,731  $128,272,296   8,919,300  $108,442,049
Common stock redeemed....... (3,643,240)  (41,091,497) (2,573,859)  (30,361,846)

                             ----------  ------------  ----------  ------------
Net increase................  7,494,491  $ 87,180,799   6,345,441  $ 78,080,203
                             ==========  ============  ==========  ============

                                                       OLD WESTBURY FUNDS, INC.
                                                  NOTES TO FINANCIAL STATEMENTS

                                                   October 31, 1999 (Continued)

-------------------------------------------------------------------------------




                                           International Fund

                             --------------------------------------------------
                                     For the                   For the
                                   Year Ended                Year Ended

                                October 31, 1999          October 31, 1998
                             ------------------------  ------------------------
                               Shares      Dollars       Shares      Dollars

                             ----------  ------------  ----------  ------------
Common stock sold........... 10,297,038  $117,263,751   5,021,491  $ 55,256,898
Reinvestment of dividends...    148,636     1,478,924     803,274     8,611,100
Common stock redeemed....... (4,620,577)  (49,084,485) (7,960,501)  (89,017,239)

                             ----------  ------------  ----------  ------------
Net increase/

  (Decrease)................  5,825,097  $ 69,658,190  (2,135,736) $(25,149,241)
                             ==========  ============  ==========  ============


                                            Fixed Income Fund

                             --------------------------------------------------
                                     For the                   For the
                                   Year Ended               Period Ended

                                October 31, 1999         October 31, 1998(b)

                             ------------------------  ------------------------
                               Shares      Dollars       Shares      Dollars

                             ----------  ------------  ----------  ------------
Common stock sold...........    616,350  $  6,379,379     713,035  $  7,429,200
Reinvestment of dividends...     16,797       173,982          --            --
Common stock redeemed.......   (230,558)   (2,352,113)   (200,895)   (2,209,307)

                             ----------  ------------  ----------  ------------
Net increase................    402,589  $  4,201,248     512,140  $  5,219,893
                             ==========  ============  ==========  ============


                                             Municipal Fund

                             --------------------------------------------------
                                     For the                   For the
                                   Year Ended               Period Ended

                                October 31, 1999         October 31, 1998(c)

                             ------------------------  ------------------------
                               Shares      Dollars       Shares      Dollars

                             ----------  ------------  ----------  ------------
Common stock sold...........  1,137,341  $ 11,797,870   1,099,043  $ 11,257,900
Reinvestment of dividends...     14,332       148,516          --            --
Common stock redeemed.......   (227,420)   (2,358,271)    (58,965)     (605,012)

                             ----------  ------------  ----------  ------------
Net increase................    924,253  $  9,588,115   1,040,078  $ 10,652,888
                             ==========  ============  ==========  ============

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
October 31, 1999 (Continued)

-------------------------------------------------------------------------------


(a)  For the period March 2, 1998 (commencement of operations) to October 31,
     1998.

(b) For the period March 12, 1998 (commencement of operations) to October 31, 1998.

(c)  For the period March 6, 1998 (commencement of operations) to October 31,
     1998.

4. Purchase and Sales of Securities. For the year ended October 31, 1999 purchases and sales of investment securities other than short-term investments were as follows:


         Fund                           Purchases                                  Sales

         ----                          ------------                             ------------
Core Equities Fund                     $106,724,256                             $ 67,754,543
Growth Opportunity Fund                 181,422,855                              157,431,317
International Fund                      289,796,969                              231,092,182
Fixed Income Fund                         9,774,314                                6,204,461
Municipal Bond Fund                      20,304,608                               13,513,290

At October 31, 1999, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes.


                                  Net               Aggregate          Aggregate
                              Unrealized              Gross              Gross

                             Appreciation/          Unrealized         Unrealized

   OLD WESTBURY FUNDS       (Depreciation)         Appreciation       Depreciation

 -----------------------    --------------         ------------       ------------
 Core Equities Fund           $13,448,673          $15,118,870         $1,670,197
 Growth Opportunity Fund       13,951,941           20,390,356          6,438,415
 International Fund            21,445,337           29,393,534          7,948,197
 Fixed Income Fund               (223,908)               4,910            228,818
 Municipal Bond Fund             (761,704)               9,198            770,902


                                                       OLD WESTBURY FUNDS, INC.
                                                  NOTES TO FINANCIAL STATEMENTS

                                                   October 31, 1999 (Concluded)

-------------------------------------------------------------------------------

5. Distributions and Foreign taxes Withheld. The following information summarizes per share distributions to be paid by the Portfolios for the year ended October 31, 1999 (record date and payable date for the distributions were December 22, 1999 and December 29, 1999, respectively):


                                       Foreign Taxes
                           Net Income Paid or Withheld

          Fund             Per Share     Per Share

          ----             ---------- ----------------
Core Equities Fund            $ --         $   --
International Fund            0.16         0.0189
Fixed Income Fund             0.29             --
Municipal Bond Fund           0.20             --
Growth Opportunities Fund     0.03             --


The foreign taxes paid or withheld represents taxes incurred by the Portfolio on dividends received by the Portfolio from foreign sources. Pursuant to IRC
Section 853, an election is expected to be made so that the foreign taxes paid or withheld are fully available for credit and should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

INDEPENDENT AUDITORS' REPORT

-------------------------------------------------------------------------------
The Board of Directors and Shareholders,
Old Westbury Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Old Westbury Funds, Inc. (comprising, respectively, the Core Equities Fund, the Growth Opportunity Fund, the International Fund, the Fixed Income Fund and the Municipal Bond Fund) as of October 31, 1999, the related statements of operations for the year then ended and of changes in net assets and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1999, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial positions of the respective Funds constituting the Old Westbury Funds, Inc. as of October 31, 1999, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

New York, New York
December 17, 1999

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Investment Advisor:                       Administrator:
Bessemer Trust Company, N.A.              Federated Administrative Services
630 Fifth Avenue                          Federated Investors Tower
New York, NY 10111                        1001 Liberty Avenue
(212) 708-9100                            Pittsburgh, PA 15222-3779

Distributor and Shareholder               Shareholder Servicing Agent:
Servicing Agent:                          Bessemer Trust Company, N.A.
Edgewood Services, Inc.                   630 Fifth Avenue
5800 Corporate Drive                      New York, NY 10111
Pittsburgh, PA 15237-5829                 (212) 708-9100

Transfer Agent:                           Independent Auditors:
Bisys Fund Services Ohio, Inc.            Deloitte & Touche LLP
3435 Stelzer Road                         Two World Financial Center
Columbus, OH 43219                        New York, NY 10281

Custodian:
Bessemer Trust Company, N.A.
100 Woodbridge Center Drive
Woodbridge, NJ 07095

Cusip 680414307 Cusip 680414208 Cusip 680414109 Cusip 680414406 Cusip 680414505
G01963-06 (12/99)

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risks, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus which contains facts concerning the Funds' objectives and policies, management fees, expenses and other information.